                                                                  EXHIBIT (21)

                                SUBSIDIARIES
                                     OF
                            SARA LEE CORPORATION


The following is a list of active subsidiary corporations of the Registrant. Subsidiaries which are inactive or exist solely to protect the business names, but conduct no business, have been omitted; such omitted subsidiaries considered in the aggregate do not constitute a significant subsidiary.

                            DOMESTIC SUBSIDIARIES


NAME                                                 PLACE OF INCORPORATION
----                                                 ----------------------
ARP Corp.                                            Delaware

Bali Foundations, Inc.                               Delaware

Best Kosher Foods Corporation                        Illinois

BG Marketing Corp.                                   Delaware

Bil Mar Farms, Inc.                                  Delaware

Bil Mar Foods, Inc.                                  Delaware

BNH, Inc.                                            Delaware

Bryan Foods, Inc.                                    Delaware

Caribesock, Inc.                                     Delaware

Caribetex, Inc.                                      Delaware

Cartex Del, Inc.                                     Delaware

Ceibena Del, Inc.                                    Delaware

Champion Products Export Co.                         Delaware

Champion Products Inc.                               New York

Coach Leatherware International, Inc.                Delaware

Coach Stores Puerto Rico, Inc.                       Delaware

Continental Coffee Products Company                  Delaware

Cortez Del, Inc.                                     Delaware

Crocker & Sprague, Inc.                              Delaware

D. Canale Food Services, Inc.                        Tennessee

DEA Leasing, L.L.C.                                  Delaware

DJW Incorporated                                     Kentucky

NAME                                                 PLACE OF INCORPORATION
----                                                 ----------------------

GSC Manufacturing, L.L.C.                            Delaware

Hanes Dominican Del, Inc.                            Delaware

Hanes Menswear, Inc.                                 Delaware

Hanes Puerto Rico, Inc.                              Delaware

Haw River Realty, Inc.                               Delaware

International Affiliates & Investment Inc.           Delaware

International Baking Co., Inc.                       Delaware

Interstar, Inc.                                      Florida

J.E. Morgan Knitting Mills, Inc.                     Pennsylvania

Kesterson Companies, Inc.                            Tennessee

Kesterson Food Company, Inc.                         Tennessee

Kolker Brothers, Inc.                                District of Columbia

L'eggs Brands, Inc.                                  Delaware

MAP, L.L.C.                                          Delaware

Milky Way Products Company                           Delaware

Multifoods, Inc.                                     New York

Nihon Sara Lee KK Corporation                        Delaware

Nutri-metics International, L.L.C.                   Delaware

Ozark Salad Company, Inc.                            Delaware

PAI Subsidiary, Inc.                                 Delaware

Playtex Apparel, Inc.                                Delaware

Playtex Dorado Corporation                           Delaware

Playtex Industries, Inc.                             Delaware

Playtex Marketing Corporation                        Delaware

PYA, Inc.                                            Delaware

PYA/Monarch, Inc.                                    Maryland

Quinn Coffee Company                                 Montana

Rice Hosiery Corporation                             North Carolina

Richheimer Food Company                              Illinois

NAME                                                 PLACE OF INCORPORATION
----                                                 ----------------------

R. Salad Realty Co., Inc.                            New York

Sara Lee Business Services Corporation               Maryland

Sara Lee Champion Europe Inc.                        Delaware

Sara Lee Corporation Asia, Inc.                      Delaware

Sara Lee Equity, L.L.C.                              Delaware

Sara Lee Foodservice Holding, L.L.C.                 Delaware

Sara Lee French Funding Company L.L.C.               Delaware

Sara Lee French Investment Company, Inc.             Delaware

Sara Lee Global Finance, Inc.                        Delaware

Sara Lee International Corporation                   Delaware

Sara Lee International Finance Corporation           Delaware

Sara Lee International Funding Company L.L.C.        Delaware

Sara Lee Investments, Inc.                           Delaware

Sara Lee - Kiwi Holdings, Inc.                       Delaware

Sara Lee U.K. Depositor L.L.C.                       Delaware

Sara Lee U.K. Holdings, Inc.                         Delaware

Sara Lee U.K. Leasing L.L.C.                         Delaware

Saramar L.L.C.                                       Delaware

SCH Enterprises, L.L.C.                              Delaware

Seamless Textiles, Inc.                              Delaware

Seitz Foods, Inc.                                    Delaware

SLC Leasing (Nevada)-II, Inc.                        Nevada

SLC Leasing (Wyoming), Inc.                          Wyoming

SLE, Inc.                                            Delaware

SLI Administrative Services Company, Inc.            Delaware

SLKP Administrative Services Company, Inc.           Delaware

SLKP Sales, Inc.                                     Delaware

Smoky Hollow Foods, Inc.                             Delaware

NAME                                                 PLACE OF INCORPORATION
----                                                 ----------------------

Southern Belle, Inc.                                 Delaware

Southern Family Foods, L.L.C.                        Delaware

Southern Meat Distribution Company                   Delaware

Specialty Intimates Inc.                             Delaware

State Fair Foods, Inc.                               Texas

Sweet Sue Kitchens, Inc.                             Alabama

Synergy Enterprises, Inc.                            Tennessee

The Harwood Companies, Inc.                          Delaware

UPCR, Inc.                                           Delaware

UPEL, Inc.                                           Delaware

US Hold Co.                                          Delaware

Wechsler Coffee Corporation                          New York

                         FOREIGN SUBSIDIARIES

NAME                                                 PLACE OF INCORPORATION
----                                                 ----------------------

AB Fenom                                             Sweden

ABC Industrie S.A.                                   France

ACP B.V.                                             Netherlands

Agepal S.A.R.L.                                      Luxemburg

Al Ponte Prosciutti S.R.L.                           Italy

Allende Internacional, S. de R.L. de C.V.            Mexico

Antinea Lingerie S.A.                                France

Aoste Argentina                                      Argentina

Aoste Belgique B.V.                                  Belgium

Aoste Espana S.A.                                    Spain

Aoste Holding S.N.C.                                 France

Aoste Management S.A.                                France

Aoste Schinken GmbH                                  Germany

A.P. Developments Limited                            Zambia

Arosa, S.A. de C.V.                                  Mexico

A/S Blumoller                                        Denmark

Ashe Consumer Products Limited                       United Kingdom

Ashe Limited                                         England

Asia Foods II Limited                                Mauritius

A.P. Developments Limited                            Zambia

A/S Blumoller                                        Denmark

Avroy Shlain Cosmetics (Pty) Ltd.                    South Africa

Axa Alimentos, S. de R.L. de C.V.                    Mexico

Bal-Mex S. de R.L. de C.V.                           Mexico

Bali Dominicana Inc.(Hanes Panama, Inc.) - Branch    Dominican Republic

Balirny Douwe Egberts AS                             Czech Republic

Ballograf Bic Austria Vertriebs Ges. mbh             Austria

NAME                                                 PLACE OF INCORPORATION
----                                                 ----------------------

Bama Polska                                          Poland

Baro Bestuursmaatschappij B.V.                       Netherlands

Beleggingsmaatschappij Argona B.V.                   Netherlands

Belgian Nurdie Textile Company                       Belgium

Bellinda GmbH Textilvertrieb                         Germany

Berkshire International (S.A.) (Pty.) Ltd.           South Africa

Berkshire International (Zimbabwe) (Pvt.) Ltd.       Zimbabwe

Betke Hollandsche Export Maatschappij B.V.           Netherlands

Bima Cosmetics (Pty.) Ltd.                           South Africa

Biotex B.V.                                          Netherlands

Bi Belgium B.V.B.A.                                  Belgium

Bi Textil s.r.o.                                     Czech Republic

Bi Vertriebs GmbH                                    Germany

Boers Groothandel B.V.                               Netherlands

Boers Meat Products B.V.                             Netherlands

Boers Vleeswaren B.V.                                Netherlands

Bravo S.A.                                           Greece

Brossard France S.A.                                 France

Buttress B.V.                                        Netherlands

Cafe Do Ponto Do Brasil S.A.                         Brazil

Cafes a la Crema J. Marcilla y Cafe Soley S.L.       Spain

Caitlin Financial Corporation N.V.                   Netherlands Antilles

Calzificio Lusso S.p.A.                              Italy

Canadelle Limited Partnership                        Canada

Cartex Manufacturera, S.A.                           Costa Rica

Casual Wear de Mexico, S.A. de C.V.                  Mexico

Cavite Horizons Holdings, Inc.                       Philippines

NAME                                                 PLACE OF INCORPORATION
----                                                 ----------------------

Caytex, Inc.                                         Cayman Islands

Caywear, Inc.                                        Cayman Islands

CBI S.A.                                             France

CH Laboratories (Sales) Ltd.                         Ireland

CH Laboratories Pty. Ltd.                            Australia

CH Property Holdings (NZ) Ltd.                       New Zealand

Chalet Foods Pty. Ltd.                               Australia

Champion Athletics, Ltd.                             Hong Kong

Champion France S.A.                                 France

Champion GmbH                                        Germany

Champion Products, S. de R.L. de C.V.                Mexico

Champion UK Limited                                  England

Charcuterie des Hautes Terres S.A.                   France

Charter de Mexico, S.A. de C.V.                      Mexico

Coabem                                               Brazil

Coach Europe Services S.r.l.                         Italy

Coach Firenze S.r.l.                                 Italy

Coach (U.K) Limited                                  England

CODEF Financial Services CV                          Netherlands

Coffee Times B.V.                                    Netherlands

Coffenco International GmbH                          Germany

Cofico N.V.                                          Netherlands Antilles

Compack Douwe Egberts Rt.                            Hungary

Compania Aricar S.R.L.                               Argentina

Confecciones de El Pedregal Inc.                     El Salvador

Confecciones de Monclova, S. de R.L. de C.V.         Mexico

Confecciones de Monterrey, S. de R.L. de C.V.        Mexico

Confecciones de Nueva Rosita, S. de R. L. de C.V.    Mexico

Confecciones Sarthoise S.A.                          France

NAME                                                 PLACE OF INCORPORATION
----                                                 ----------------------

Confix S.r.l.                                        Italy

Congelacion y Conservacion de Alimentos,             Mexico
     S. de R.L. de C.V.

Conoplex Insurance Company                           Bermuda

Contex, S.A. de C.V.                                 El Salvador

Control International Investments (ConSecFin) BV     Netherlands

Corporacion Champion de El Salvador, S.A. de C.V.    El Salvador

Corporacion H.M., S.A. de C.V.                       Mexico

Cortez, S.A.                                         Honduras

Cosmetic Manufacturers Ltd.                          New Zealand

Cosmetic Manufacturers Pty. Ltd.                     Australia

Cosmetic Manufacturers (Ireland) Ltd.                Ireland

Cosmetic Manufacturers (NZ) Ltd.                     New Zealand

Covesa N.V.                                          Belgium

Cruz Verde Portugal - Productos de Consumo Lda.      Portugal

C.T. Compagerie SARL                                 France

C.T. Diffusion S.N.C.                                France

DEA (Bermuda) Ltd.                                   Bermuda

Decaf B.V.                                           Netherlands

Decafkampon, B.V.                                    Netherlands

DE Coffee Care B.V.                                  Netherlands

Decoma Operating B.V.                                Netherlands

Decotrade A.G.                                       Switzerland

DECS Global Network Mexicana, S.A. de C.V.           Mexico

DECS International Mexico, S.A. de C.V.              Mexico

DE Espana S.A.                                       Spain

Defacto B.V.                                         Netherlands

Defacto Deutschland GmbH                             Germany

DEF Finance S.A.                                     France

NAME                                                 PLACE OF INCORPORATION
----                                                 ----------------------

DEF Holding S.A.                                     France

Defico N.V.                                          Netherlands Antilles

Defin C.V.                                           Netherlands

Del Castillo Transportes Ltda.                       Uruguay

Delta Socks Ltd.                                     Israel

Delta Sporting Ltd.                                  Israel

Delta Textile (France) S.A.R.L.                      France

Delta Textile (London) Ltd.                          United Kingdom

Delta Textile GmbH                                   Germany

Delta Textile Management AG                          Switzerland

Delta Textile Marketing Ltd.                         Israel

Delta Textiles Spain                                 Spain

Delta-Galil Luxembourg                               Luxembourg

Delta-Galil Proprieties (1981) Ltd                   Israel

DE (Portugal) Produtos Almentares Lda                Portugal

DE Rusbrands                                         Russia

Designer Workwear Pty. Ltd.                          Australia

DE Van Nelle Operating B.V.                          Netherlands

Difan S.A.M.                                         Monaco

Dim-Rosy AB                                          Sweden

Dim-Rosy AG                                          Switzerland

Dim-Rosy A/S                                         Denmark

Dim-Rosy Benelux N.V.                                Belgium

Dim-Rosy Portugal Lda.                               Portugal

Dim-Rosy S.p.A.                                      Italy

Dim Finance S.A.S.                                   France

Dim Rosy Textiles Incorporated                       Canada

NAME                                                 PLACE OF INCORPORATION
----                                                 ----------------------

Dim S.A.                                             France

Dimtex S.A.                                          France

DISA S.N.C. (DISA)                                   France

Douwe Egberts Clearing A.G.                          Switzerland

Douwe Egberts Coffee Systems France S. A.            France

Douwe Egberts Coffee Systems International           Netherlands

Douwe Egberts Coffee Systems Limited                 Canada

Douwe Egberts Coffee Systems Limited                 United Kingdom

Douwe Egberts Coffee Systems Nederland B.V.          Netherlands

Douwe Egberts Coffee Systems Operating B. V.         Netherlands

Douwe Egberts Coffee & Tea International B.V.        Netherlands

Douwe Egberts Coffee Treatment & Supply              Netherlands
     International B.V.

Douwe Egberts Diensten B.V.                          Netherlands

Douwe Egberts Espana S.A.                            Spain

Douwe Egberts France S.A.                            France

Douwe Egberts GmbH                                   Germany

Douwe Egberts Holdings B.V.                          Netherlands

Douwe Egberts Hungary Trading                        Hungary
     (Douwe Egberts Compack Kft)

Douwe Egberts Kaffee Systeme GmbH                    Germany

Douwe Egberts Kaffee Systeme GmbH & Co., K.G.        Germany

Douwe Egberts Kaffee System Vertrieb GmbH            Austria

Douwe Egberts Limited                                Canada

Douwe Egberts Limited (New Zealand)                  New Zealand

Douwe Egberts Nederland B.V.                         Netherlands

Douwe Egberts N.V.                                   Netherlands

Douwe Egberts Pty. Limited                           Australia

Douwe Egberts Rho B.V.                               Netherlands

Douwe Egberts Sigma B.V.                             Netherlands

Douwe Egberts Tau B.V.                               Netherlands

NAME                                                 PLACE OF INCORPORATION
----                                                 ----------------------

Douwe Egberts UK Limited                             England

Douwe Egberts Van Nelle Coffee Systems               Netherlands
     Nederland B.V.

Douwe Egberts Van Nelle Participations B.V.          Netherlands

Droste Administratie Maatschappij B.V.               Netherlands

Droste Inkoop Maatschappij B.V.                      Netherlands

Duyvis B.V.                                          Netherlands

Duyvis Production B.V.                               Netherlands

Elbeo & Comandita                                    Portugal

Elbeo Vertriebs                                      Germany

Elbeo-Meias e Confecgoes, Lda                        Portugal

Eri Feine Schuhpflege Vertriebs GmbH                 Germany

Et G.Y. S.A.                                         France

Euragral B.V.                                        Netherlands

Fairwind GmbH                                        Germany

Fashion Accessory (Philippines) Inc.                 Philippines

Fihomij B.V.                                         Netherlands

Filodoro Calze S.p.A.                                Italy

Findeggo B.V.                                        Netherlands

Finnegan's Famous Cakes Limited                      England

Fontane del Ducca S.r.l.                             Italy

Forsell Consumer AE Industrial and Commercial S.A.   Greece

Fuller do Brazil Lar e Beleza Ltda.                  Brazil

G-SEC GIE                                            France

Gabriel  & Co. Pty. Ltd.                             Australia

GIE Alpina S.A.                                      France

Godrej Sara Lee Limited                              India

NAME                                                 PLACE OF INCORPORATION
----                                                 ----------------------

Gow Investments Pty Ltd.                             Australia

Gromtex S.A.                                         Tunisia

Group Imperial France SARL (France)                  France

Grupo Alimentario Argel S.A.                         Spain

Hanes Brasil Industria E Comercio Ltda.              Brazil

Hanes Caribe Inc.                                    Cayman Islands

Hanes Choloma, Ltd.                                  Cayman Islands

Hanes de Centroamerica S.A.                          Guatemala

Hanes de El Salvador, S.A. de C.V.                   El Salvador

Hanes Dominican Inc.                                 Cayman Islands

Hanes France S.A.                                    France

Hanes Italia S.p.A.                                  Italy

Hanes Panama, Inc.                                   Panama

Hanes Printables Jamaica Ltd.                        Jamaica

Hanes Tejidos Costa Rica S.A.                        Costa Rica

Hanes Underwear Jamaica                              Jamaica

Hanes U.K. Limited                                   United Kingdom

Hanes (Deutschland) GmbH                             Germany

Harris/DE Pty Ltd                                    Australia

Hesperia de Alimentacion S.A.                        Spain

Hesperia Noroeste, S.A.                              Spain

Hilton Bonds N.Z. (1991) Limited                     New Zealand

Holding SL/DE Coffee & Tea Brazil Ltda.              Brazil

Homcare Japan Div Nihon Kiwi KK                      Japan

HomeSafe Products (M) Sdn Bhd                        Malaysia

House of Fuller, S.A. de C.V.                        Mexico

Imperial Coordination Center N.V. (Belgium)          Belgium

Imperial Holding N.V.                                Belgium

NAME                                                 PLACE OF INCORPORATION
----                                                 ----------------------

Imperial Meat Products B.V.                          Netherlands

Imperial Meat Products N.V.                          Belgium

Inco Hellas AE                                       Greece

Industrias Carnicas Navarras S.A.                    Spain

Industrias de Carnes Nobre S.A.                      Portugal

Industrias Internacionales de San Pedro,             Mexico
     S. de R.L. de C.V.

Industrias Mallorca S.A. de C.V.                     Mexico

Industria Textilera del Este, ITE, S.A.              Costa Rica

Industria Textileras de Este, S.A.                   Costa Rica

Inmobiliaria Meck-Mex, S.A. de C.V.                  Mexico

Intec B.V.                                           Netherlands

Inter Food Service Ltd.                              England

Internacional Manufacturera S.A. de C.V.             Mexico

International Underwear Ltd.                         Morocco

INTEX Dessous GmbH (Austria)                         Austria

INTEX Dessous GmbH (Germany)                         Germany

INTEX Textil-Vertriebsgesellschaft AG                Switzerland

Intradal Produktie Belgium N.V.                      Belgium

Ironbark Industrial Clothing Pty. Ltd.               Australia

Isabella (Private) Ltd.                              Sri Lanka

Italfil S.A.                                         Spain

IVA Doo                                              Croatia

Jacqmotte B.V.                                       Netherlands

Jamlee Limited                                       Jamaica

Jamwear Limited                                      Jamaica

J.E. Morgan de Honduras, S.A.                        Honduras

Jogbra Honduras S.A.                                 Honduras

Justin Bridou SNC                                    France

NAME                                                 PLACE OF INCORPORATION
----                                                 ----------------------

Kaffehuset Friele A/S                                Norway

Kitchens of Sara Lee (Australia) Pty. Ltd.           Australia

Kitchens of Sara Lee UK Ltd.                       England

Kiwi Brands Ltd.                                     Kenya

Kiwi Brands Ltd.                                     Malawi

Kiwi Brands Ltd.                                     Zambia

Kiwi Brands (N.Z.) Ltd.                              New Zealand

Kiwi Brands (Private) Limited                        Zimbabwe

Kiwi Brands (Tianjin) Co. Ltd.                       China

Kiwi Brands (Uganda) Limited                         Uganda

Kiwi European Holdings B.V.                          Netherlands

Kiwi Holdings Limited                                England

Kiwi International Pte. Ltd.                         Singapore

Kiwi United Taiwan Company Ltd.                      Taiwan

Kiwi (EA) Limited                                    England

Kiwi (Manufacturing) Sdn Bhd                         Malaysia

Kiwi (Nigeria ) Limited                              Nigeria

Kiwi (Overseas) Pty. Ltd.                            Australia

Kiwi (PI) Pty. Ltd.                                  Australia

Kiwi (Queensland) Ltd                                Australia

Kiwi (Thailand) Limited                              Thailand

Kiwi Brands (Hong Kong) Ltd                          Hong Kong

Kiwi Brands (NZ) Ltd.                                New Zealand

Kiwi Brands (Private) Limited                        Zimbabwe

Kiwi Brands Ltd.                                     Kenya

Kiwi Brands Ltd. (Malawi)                            Malawi

NAME                                                 PLACE OF INCORPORATION
----                                                 ----------------------

Kiwi Brands Ltd. (Zambia)                            Zambia

Kiwi Brands Pty Ltd.                                 Australia

Kiwi Brands Tianjin Co. ltd.                         China

Kiwi Caribbean Ltd.                                  United Kingdom

Kiwi European Holdings B.V.                          Netherlands

Kiwi Health Products Pty. Ltd.                       Australia

Kiwi Holding SA                                      France

Kiwi Holdings Ltd.                                   United Kingdom

Kjopmanskredit A/S                                   Norway

Koninklijke Douwe Egberts B.V.                       Netherlands

Kortman Intradal B.V.                                Netherlands

Kortman Nederland B.V.                               Netherlands

KOSL et Cie SNC                                      France

KRS S.A.                                             Tunisia

La Confection Sarthoise S.A.                         France

Lassie B.V.                                          Netherlands

Laurentis Beheer B.V.                                Netherlands

Les Fines Tranches SNC                               France

Les Salaisons Reunies SNC                            France

Liabel S.p.A.                                        Italy

Lovable Benelux B.V.                                 Belgium

Lovable Design GmbH                                  Germany

Lovable France SARL                                  Italy

Lovable Italiana International Limited               England

Lovable Italiana S.p.A.                              Italy

NAME                                                 PLACE OF INCORPORATION
----                                                 ----------------------

Lovable Ltd.                                         United Kingdom

Madero Internacional, S. de R.L. de C.V.             Mexico

Maktonderzoekbureau Haped B.V.                       Netherlands

Manifattura Filodoro S.r.l.                          Italy

Manufacturera Ciebena, S.A.                          Honduras

Manufacturera de Cartago, S.A.                       Costa Rica

Manufacturera de Cartago, S.A. - Branch              Costa Rica

Manufacturera Cortez, S.A.                           Honduras

Marander Assurantie Compagnie B.V.                   Netherlands

Marcel Marie S.A.                                    France

Marcilla Coffee Systems S.A.                         Spain

Marketing-en Verkoopmaatschappij Stegeman B.V.       Netherlands

Merrild Coffee Systems AB                            Sweden

Monclova Internacional, S. de R.L. de C.V.           Mexico

Natrena B.V.                                         Netherlands

New Way Packaged Products Ltd.                       England

Nicholabs (Pty.) Ltd.                                South Africa

Nicholas Laboratories (E.A.) Limited                 Kenya

Nihon Kiwi Kabushiki Kaisha                          Japan

Notable Industrias Colon S.A. de C.V.                Mexico

Nur Die Textilvertrieb GmbH                          Germany

nur die Textilvertrieb Ges.mbH & Co. KG              Austria

Nutri-Metics France SNC                              France

Nutri-Metics Holdings France SNC                     France

Nutri-Metics International (Australia) Pty. Ltd.     Australia

Nutri-Metics International (Australia)               Australia
     Pty. Ltd. Trading

Nutri-Metics International (Brunei) Sdn Bhd          Brunei

Nutri-Metics International (Canada) Inc.             Canada

Nutri-Metics International Commercial                Greece
     Import-Export S.A.

NAME                                                 PLACE OF INCORPORATION
----                                                 ----------------------

Nutri-Metics International (Espana) S.A.             Spain

Nutri-Metics International (France) SNC              France

Nutri-Metics International (Greece) Inc.             Greece

Nutri-Metics International (Guangzhou) Ltd.          China

Nutri-Metics International (Hong Kong) Ltd.          Hong Kong

Nutri-Metics International (Ireland) Ltd.            Ireland

Nutri-Metics International (Mexico) SA de CV         Mexico

Nutri-Metics International (Netherlands) Pty. Ltd.   Australia

Nutri-Metics International (NZ) Ltd.                 New Zealand

Nutri-Metics International (Portugal) Lda.           Portugal

Nutri-Metics International (Singapore) Pte Ltd.      Singapore

Nutri-Metics International (South Africa) Pty. Ltd.  South Africa

Nutri-Metics International (Thailand) Ltd.           Thailand

Nutri-Metics International (UK) Ltd.                 United Kingdom

Nutri-Metics (Brunei) Sdn Bhd International          Brunei

Nutri-Metics Worldwide Malaysia Sdn Bhd              Malaysia

N.V. Douwe Egberts Coffee Systems                    Belgium

N.V. Jacqmotte S.A.                                  Belgium

N.V. Kortman Intradal S.A.                           Belgium

Opus Chemical AB                                     Sweden

Orion Gloves Ltd.                                    Hong Kong

PAMYC S.A. de C.V.                                   Mexico

Pervez Industrial Corporation Limited                Pakistan

Philippe Matignon S.A.                               France

Pierre Yves Fshion                                   Belgium

Pladus B.V.                                          Netherlands

Playtex Dominicana SA                                Dominican Republic

Playtex France S.A.                                  France

NAME                                                 PLACE OF INCORPORATION
----                                                 ----------------------

Playtex Investments Europe S.A.                      France

Playtex Limited                                      United Kingdom

Playtex Pty. Ltd.                                    Australia

Plustex B.V.                                         Netherlands

Plustex S.A.                                         Belgium

Pontual                                              Brazil

Pretty Polly (Killarney) Limited                     Ireland

Probemex, S.A. de C.V.                               Mexico

Products Suppliers A.G.                              Switzerland

P.T. Bina Impian Makmur                              Indonesia

PT Kiwi Distribution Company                         Indonesia

P. T. Kiiwi Brands Indonesia                         Indonesia

P.T. Kiwi Indonesia                                  Indonesia

P.T. Premier Ventures Indonesia                      Indonesia

P.T. Prodenta Indonesia, Tbk                         Indonesia

P.T. Sara Lee Bakery Indonesia                       Indonesia

P.T. Sara Lee Bakery Niaga Indonesia                 Indonesia

P.T. Sara Lee Indonesia                              Indonesia

P.T. Sara Lee Bakeri Niaga Indonesia                 Indonesia

P.T. Suria Yozani                                    Indonesia

PTX Tunisia S.A.                                     Tunisia

PTX Tunsie                                           Tunisia

Quesos la Caperucita, S.A. de C.V.                   Mexico

Rinbros S.A. de C.V.                                 Mexico

Roger de Lyon Charcutier S.A.                        France

Roger de Lyon SNC                                    France

Roux Soignat S.A.                                    France

S3C S.A.                                             France

NAME                                                 PLACE OF INCORPORATION
----                                                 ----------------------

Sagepar SaRL                                         France

Santora (Austria) GmbH                               Austria

Sara Lee Austria Gesellschaft mbH                    Germany

Sara Lee Bakery Sdn Bhd                              Malaysia

Sara Lee Apparel (Australasia) Pty Ltd.              France

Sara Lee Argentina S.A.                              Argentina

Sara Lee Austria Gesellschaft mbH                    Austria

Sara Lee Bakeries UK Limited                         England

Sara Lee Bakery Italy Srl                            Italy

Sara Lee Bakery (Australia) Pty. Ltd.                Australia

Sara Lee Bakery India Ltd.                           India

Sara Lee Bakery India Private Limited                India

Sara Lee Bakery Malaysia Sdn Bhd                     Malaysia

Sara Lee Bakery Thailand Limited                     Thailand

Sara Lee Branded Apparel Espana, S.L.                Spain

Sara Lee Branded Apparel Hellas S.A.                 Greece

Sara Lee Branded Apparel Italia S.p.A.               Italy

Sara Lee Branded Apparel S.A.                        France

Sara Lee Branded Apparel Sweden AB                   Sweden

Sara Lee Brasil Ltda                                 Brazil

Sara Lee Canada Holdings Limited                     Canada

Sara Lee Charcuterie, S.A.                           France

Sara Lee Chile S.A.                                  Chile

Sara Lee Clothing Company Pty. Ltd.                  Australia

Sara Lee Comercial Limitada                          Chile

Sara Lee Corporation Asia Limited                    Hong Kong

Sara Lee de Costa Rica, S.A.                         Costa Rica

Sara Lee Direct Marketing S.A.                       France

Sara Lee Direct Marketing UK Ltd                     United Kingdom

NAME                                                 PLACE OF INCORPORATION
----                                                 ----------------------

Sara Lee Finance U.K.                                England

Sara Lee Food Holdings Pty. Ltd.                     Australia

Sara Lee France Finance S.A.                         France

Sara Lee France SNC                                  France

Sara Lee French Holidng Company S.A.                 France

Sara Lee Foreign Sales Corporation                   Barbados

Sara Lee Holding Corporation Limited                 Canada

Sara Lee Holdings (Australia) Pty. Ltd.              Australia

Sara Lee Holdings (NZ) Ltd.                          New Zealand

Sara Lee Hong Kong Limited                           Hong Kong

Sara Lee Household & Body Care Ltd.                  United Kingdom

Sara Lee Household & Body Care (Australia) Pty Ltd.  Australia

Sara Lee Household & Body Care France S.N.C.         France

Sara Lee Household & Body Care Italy S.p.A.          Italy

Sara Lee Household & Body Care Malawi Limited        Malawi

Sara Lee Household & Body Care Osterreich GmbH       Austria

Sara Lee Household & Body Care Research B.V.         Netherlands

Sara Lee Household & Body Care UK Limited            England

Sara lee Household & Body Care Zambia Limited        Zambia

Sara Lee Household & Personal Care Products S.A.     Greece

Sara Lee Hungary Kave es Tea Kft.                    Hungary

Sara Lee International B.V.                          Netherlands

Sara Lee Intimates de Villanueva S.A. -              Honduras
     Partnership

Sara Lee Intimates El Salvador, S.A. de C.V.         El Salvador

Sara Lee Intimates El Salvado - Partnership          El Salvador

Sara Lee Intimates Villanueva S.A. de C.V.           Honduras

Sara Lee Japan Ltd.                                  Japan

Sara Lee Kave es Tea Rt.                             Hungary

NAME                                                 PLACE OF INCORPORATION
----                                                 ----------------------

Sara Lee Knit Products Benelux N.V.                  Belgium

Sara Lee Knit Products Mexico SA de CV               Mexico

Sara Lee Knit Products de Mexico,                    Mexico
     S. de R.L. de C.V.

Sara Lee Knit Products Europe N.V.                   Belgium

Sara Lee Malaysia Sdn Bhd                            Malaysia

Sara Lee Maquiladora Holdings, S. de R.L. de C.V.    Mexico

Sara Lee Mexicana Holdings, S. de R.L. de C.V.       Mexico

Sara Lee Meats Europe B.V.                           Netherlands

Sara Lee Mexicana Holdings S de RI de CV             Mexico

Sara Lee Mexicana S.A. de C.V.                       Mexico

Sara Lee Moda Femenina, S.A. de C.V.                 Mexico

Sara Lee of Canada Holdings Limited                  Canada

Sara Lee of Canada Holdings Limited Partnership      Canada

Sara Lee of Canada Investments Company               Canada

Sara Lee of Canada Limited                           Canada

Sara Lee of Canada Ltd.                              Canada

Sara Lee of Canada Limited Partnership               Canada

Sara Lee Coffee & Tea (Australia) Pty Ltd.           Australia

Sara Lee Overseas Finance N.V.                       Netherland Antilles

Sara Lee Argentina S.A.                              Argentina

Sara Lee Personal Products Colombia, S.A.            Colombia

Sara Lee Personal Products Espana S.L.               Spain

Sara Lee Personal Products Fiji Ltd.                 Fiji

Sara Lee Personal Products Hellas, S.A.              Greece

Sara Lee Personal Products Pty. Ltd.                 Australia

Sara Lee Personal Products Venezuela                 Venezuela

Sara Lee Philippines Inc.                            Philippines

Sara Lee Singapore Pte. Ltd.                         Singapore

NAME                                                 PLACE OF INCORPORATION
----                                                 ----------------------

Sara Lee Sock Mexico, S.A. de C.V.                   Mexico

Sara Lee Sourcing Asia, Ltd.                         Hong Kong

Sara Lee Taiwan Co., Ltd.                            Taiwan

Sara Lee Trading Limited                             Thailand

Sara Lee TTK Limited                                 India

Sara Lee UK Holdings PLC                             England

Sara Lee (Hong Kong) Limited Partnership             Hong Kong

Sara Lee (South Africa) (Pty.) Ltd.                  South Africa

Sara Lee (UK Investments) Limited                    United Kingdom

Sara Lee/DE Antilles N.V.                            Netherlands

Sara Lee/DE Beheersmaatschappij B.V.                 Netherlands

Sara Lee/DE (Deutschland) GmbH                       Germany

Sara Lee/DE Finance C.V.                             Netherlands

Sara Lee/DE Financieringsmaatschappij B.V.           Netherlands

Sara Lee/DE France                                   France

Sara Lee/DE France SNC                               France

Sara Lee/DE Holding GmbH                             Germany

Sara Lee/DE Holdings (South Africa) (Pty) Limited    South Africa

Sara Lee/DE Household & Body Care Research B.V.      Netherlands

Sara Lee/DE Investments, BV                          Netherlands

Sara Lee/DE Italy S.p.A                              Italy

Sara Lee/DE N.V.                                     Netherlands

Sara Lee/DE Osterreich GmbH                          Austria

Sara Lee/DE Poland Sp z o o                          Poland

Sara Lee/DE Services B.V.                            Netherlands

Sara Lee/DE (Schweiz) AG                             Switzerland

Sara Lee/DE Switzerland                              Switzerland

Sara Lee/DE Vermogensverwaltung GmbH                 Germany

Sara Lee/DE Verwaltungs GmbH                         Germany

NAME                                                 PLACE OF INCORPORATION
----                                                 ----------------------

Saramar Europe B.V.                                  Netherlands

Saramode S.p.A.                                      Italy

SBB S.A.                                             France

SCI NOMACO                                           France

SDP Rungis S.A.                                      France

SERRA Sarl                                           France

Sertil Pty. Ltd.                                     Australia

Servicios Administrativos Sara Lee, S.A. de C.V.     Mexico

Siamcona Ltd.                                        Thailand

Siamcona (Thailand) Ltd.                             Thailand

SLI Compania de Servicios Administrativos S.A.       Costa Rica

SLKP Benelux N.V.                                    Belgium

SLKP Benelux N.V. - Hanes                            Belgium

SLKP Compania de Servicios                           Costa Rica

SLKP Compania de Servicios Administrativos S.A.      Costa Rica

SLKP Europe N.V.                                     Belgium

SLKP Europe N.V. - Hanes                             Belgium

SLPP (Brunswick) Pty. Ltd.                           Australia

SLPP (Coolaroo) Pty. Ltd.                            Australia

SLPP Hellas                                          Greece

Societe Bretone D'Andouilles et Andouillettes        France

Societe de Boyauderies de Belley S.A.                France

S.N. Degoisey S.A.                                   France

S.N. Fibers Ltd.                                     Israel

Spring City de Honduras, S.A.                        Honduras

Stegeman Argal GmbH                                  Germany

Stegeman B.V.                                        Netherlands

Strozzi Vermogensverwaltung GmbH                     Germany

NAME                                                 PLACE OF INCORPORATION
----                                                 ----------------------

Swiss Coffee Care B.V.                               Netherlands

Swiss Garde (Proprietary) Limited                    South Africa

Swissguard (Pty.) Limited                            South Africa

Taesa, S. de R.L. de C.V.                            Mexico

Tana Canada Incorporated                             Canada

Tana Scandinavia A/S                                 Denmark

Tana Schuhpflege AG                                  Switzerland

Tejidos Flex Corporation                             Panama

Telec A.G.                                           Switzerland

Telec S.A.                                           Switzerland

Temana International Limited                         United Kingdom

Textile Tropicales Costa Rica                        Costa Rica

Textiles Tropicales, S.A.                            Costa Rica

Textrade                                             Israel

The Kiwi Polish Company Pty. Ltd.                    Australia

The Sara Lee Bakery (Australia) Pty. Ltd.            Australia

Tomten A/S                                           Norway

Tradi Charcuterie S.A.                               France

Tradi France S.A.                                    France

Tricotbest B.V.                                      Netherlands

Tricotbest CSFR                                      Czech Republic

Tricotbest Ceska Republica spol. SRO                 Czech Republic

Tricotbest GmbH                                      Germany

Tricotbest Hungaria Kft.                             Hungary

Tricotbest Polska sp. z.o.o.                         Poland

Tricotbest Russia                                    Russia

Tricotbest Slovensko s.r.o.                          Slovak Republic

Tricotbest Ukraina                                   Ukraine

Tuxan Schuhpflegemittel GmbH                         Austria

NAME                                                 PLACE OF INCORPORATION
----                                                 ----------------------

U.F.I.M.A. S.A.                                      France

Underwear Ltd.                                       Malta

Uninex S.A.                                          Uruguay

Van Nelle Holding (Germany) GmbH                     Germany

Vatter GmbH                                          Germany

Vatter GmbH Rheine                                   Germany

Vatter Produktions GmbH                              Germany

Vatter Services s.r.o.                               Czech Republic

Vatter Slovensko spol. s.r.o.                        Slovak Republic

Vermere                                              France

Verpakkingsindustrie Boers B.V.                      Netherlands

Vleeswarenverwerkingsindustrie Boers N.V.            Netherlands

Vlijmense Belegging-Maatschappij BV                  Netherlands

Wilco Conserven B.V.                                 Netherlands

2476230 Nova Scotia Ltd.                             Canada